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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           FORM 8-K/A CURRENT REPORT

                                Amendment No. 1

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  February 18, 1998


                         R.R. DONNELLEY & SONS COMPANY
             (Exact name of registrant as specified in its charter)



         DELAWARE                       1-4694                  36-1004130
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               file number)          Identification No.)



         77 WEST WACKER DRIVE
          CHICAGO, ILLINOIS                               60601
(Address of principal executive offices)               (Zip Code)

                 Registrant's Telephone Number  (312) 326-8000


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Reference is made to the Current Report on Form 8-K dated December 15, 1998 filed by the Company.

ITEM 5.  OTHER EVENTS

Attached as Exhibit 99.1 is a Consolidated Pro Forma Income Statement for the nine months ended September 30, 1996, an amendment to the statement previously included in Exhibit 99.2 to the Company's Form 8-K dated December 15, 1997. This statement is amended to reflect a change in the allocation of the Company's consolidated provision for income taxes between continuing operations and discontinued operations. This change affects the allocation of the income tax provision for the nine month period but has no effect on the pro forma income statements filed for the year ended December 31, 1996 or any other period. Additionally, quarterly information for 1996 is attached as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         EXHIBIT     DESCRIPTION
         -------     -----------
          99.1       R.R. Donnelley & Sons Company -- Pro Forma Statement of
                     Income for the Nine Months ended September 30, 1996

          99.2       R.R. Donnelley & Sons Company -- Quarterly Consolidated
                     Statement of Income for 1996
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                                   SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE
REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE
UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                  R.R. DONNELLEY & SONS COMPANY



Date: February 18, 1998           By:  /s/ Monica M. Fohrman
                                       ------------------------
                                       Monica M. Fohrman
                                       Vice President and Corporate Secretary
                                       (Authorized Officer)